Exhibit 24.1

POWER OF ATTORNEY
MELLON BANK CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik, William E. Marquis and Ann M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S- 8 or any other appropriate form or forms or to amend any currently filed registration statement or statements, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to 10,125,000 shares of Mellon Bank Corporation's (the " Corporation's") Common Stock to be issued from time to time pursuant to the Mellon Bank Corporation Share Success Plan and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of May 18, 1999 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ Martin G. McGuinn	/s/ Pemberton Hutchinson
__________________________________	__________________________________
Martin G. McGuinn, Director and	Pemberton Hutchinson, Director
Principal Executive Officer

/s/ Dwight L. Allison, Jr.	/s/ George W. Johnstone
__________________________________	__________________________________
Dwight L. Allison, Jr., Director	George W. Johnstone, Director

/s/ Burton C. Borgelt	/s/ Rotan E. Lee
__________________________________	__________________________________
Burton C. Borgelt, Director	Rotan E. Lee, Director

/s/ Carol R. Brown	/s/ E. J. McAniff
__________________________________	__________________________________
Carol R. Brown, Director	Edward J. McAniff, Director

/s/ Frank V. Cahouet	/s/ Robert Mehrabian
__________________________________	__________________________________
Frank V. Cahouet, Director	Robert Mehrabian, Director

/s/ Jared L. Cohon	/s/ Seward Prosser Mellon
__________________________________	__________________________________
Jared L. Cohon, Director	Seward Prosser Mellon, Director

/s/ Christopher M. Condron	/s/ Mark A. Nordenberg
__________________________________	__________________________________
Christopher M. Condron, Director	Mark A. Nordenberg, Director

/s/ J. W. Connolly	/s/ David S. Shapira
__________________________________	__________________________________
J. W. Connolly, Director	David S. Shapira, Director

/s/ C. A. Corry	/s/ Joab L. Thomas
__________________________________	__________________________________
Charles A. Corry, Director	Joab L. Thomas, Director

/s/ Ira J. Gumberg
__________________________________	__________________________________
Ira J. Gumberg, Director	Wesley W. von Schack, Director

POWER OF ATTORNEY

MELLON BANK CORPORATION

Know all men by these presents, that each person whose signature appears below constitutes and appoints Carl Krasik, William E. Marquis and Ann M. Sawchuck, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for such person and in such person's name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S- 8 or any other appropriate form or forms or to amend any currently filed registration statement or statements, all pursuant to the Securities Act of 1933, as amended, with respect to the registration of up to 10,125,000 shares of Mellon Bank Corporation's (the " Corporation's") Common Stock to be issued from time to time pursuant to the Mellon Bank Corporation Share Success Plan and any and all amendments (including post-effective amendments) thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection with any of the above, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and each of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney shall be effective as of June 1, 1999 and shall continue in full force and effect until revoked by the undersigned in a writing filed with the Secretary of the Corporation.

/s/ Wesley W. von Schack
__________________________________
Wesley W. von Schack, Director